PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.

                            STRONG DISCOVERY FUND II

  Supplement to Prospectus dated May 1, 2001, as supplemented on May 1, 2001.

Effective July 1, 2001, Thomas J. Pence is the portfolio manager of the fund. Mr. Pence has over nine years of investment experience and is a Chartered Financial Analyst. Mr. Pence joined Strong as a Portfolio Manager in October 2000. From June 1991 to October 2000, Mr. Pence was an equity Portfolio Manager at Conseco Capital Management, Inc. He also oversaw management of all taxable and tax exempt equity separate accounts and was named chief equity investment officer in 1998. From 1987 to 1991, he was employed by the Forum Group, a health care facilities company, where he specialized in project development, acquisition, and finance. Mr. Pence received his master's of business administration in finance from the University of Notre Dame in 1986 and his bachelor's degree in business from Indiana University in 1983.

            The date of this Prospectus Supplement is June 20, 2001.